                                                                     EXHIBIT 3.1



                               STATE OF DELAWARE                PAGE 1

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MAJORCO, L.P.", CHANGING ITS NAME FROM "MAJORCO, L.P." TO "SPRINT SPECTRUM HOLDING COMPANY, L.P.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF FEBRUARY, A.D. 1996, AT 9 O'CLOCK A.M.


                                    [SEAL]



                                /s/ Edward J. Freel
                [SEAL]          ---------------------------------------------
                                Edward J. Freel, Secretary of State

2473737   8100                  AUTHENTICATION: 7847433

960059214                       DATE: 02-29-96

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                      CERTIFICATE OF LIMITED PARTNERSHIP
                                      OF
                                 MAJORCO, L.P.
                                   #2473737


        It is hereby certified that:

        FIRST: The name of the limited partnership (hereinafter called the "partnership") is MajorCo, L.P.

        SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

        The name of the limited partnership is Sprint Spectrum Holding Company, L.P.

        The undersigned, a general partner of the partnership, executed this Certificate of Amendment on the 28th day of February, 1996.


                                        SPRINT SPECTRUM, L.P.
                                        as General Partner

                                        By:     US Telecom, Inc.
                                                as General Partner


                                                By: /s/ Don A. Jensen
                                                    ----------------------
                                                    Title: Vice President


   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/29/1996
   960059214 - 2473737

                               STATE OF DELAWARE                PAGE 1

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "MAJORCO, L.P.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF MARCH, A.D. 1995, AT 9 O'CLOCK A.M.


                                    [SEAL]



                                /s/ Edward J. Freel
                [SEAL]          ---------------------------------------------
                                Edward J. Freel, Secretary of State

2473737   8100                  AUTHENTICATION: 745530

950069878                       DATE: 03-29-95

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                                 MAJORCO, L.P.

  This Certificate of Limited Partnership of MAJORCO, L.P. (the "Partnership"), dated as of the 28th day of March, 1995, is being duly executed and filed by SPRINT SPECTRUM, L.P., a limited partnership organized under the laws of the State of Delaware, TCI NETWORK SERVICES, a general partnership organized under the laws of the State of Delaware, COMCAST TELEPHONE SERVICES, a general partnership organized under the laws of the State of Delaware, and COX TELEPHONE PARTNERSHIP, a general partnership organized under the laws of the State of Delaware, each of the foregoing as general partner, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del.
C. S 17-101, et seq.

1.  Name. The name of the limited partnership formed hereby is MajorCo, L.P.

2. Registered Office. The registered office of the Partnership in the State of Delaware is located at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street , Wilmington, New Castle County, Delaware 19801.

3. Registered Agent. The name and address of the registered agent of the Partnership for service of process in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County Delaware 19801.

4. General Partners. The name and business address of each of the general partners of the Partnership are as follows:

    Sprint Spectrum, L.P.
    2330 Shawnee Mission Parkway
    Westwood, Kansas 66205

    TCI Network Services
    5619 DTC Parkway
    Englewood, Colorado 80111

    Comcast Telephony Services
    1500 Market Street
    Philadelphia, Pennsylvania 19102-2140

    Cox Telephony Partnership
    1400 Lake Hoarn Drive
    Atlanta, Georgia 30319-1464

        IN WITNESS WHEREOF, the undersigned have executed this Certificate of Limited Partnership of MajorCo, L.P. as of the date first above written.


                                        SPRINT SPECTRUM L.P.,
                                        as General Partner

                                        By:  US Telecom, Inc.,
                                             Its General Partner

                                        By: /s/ Don A. Jensen
                                            ------------------------

                                        Title: Vice President
                                               ---------------------


                                        TCI NETWORK SERVICES,
                                        as General Partner

                                        By:  TCI Network, Inc.,
                                             Its General Partner

                                        By: /s/ Gerald W. Gaines
                                            ------------------------

                                        Title: President
                                               ---------------------


                                        COMCAST TELEPHONY SERVICES,
                                        as General Partner

                                        By:  Comcast Telephony Services,
                                              Inc.,
                                             Its General Partner

                                        By: /s/ Lawrence S. Smith
                                            ------------------------

                                        Title: Senior Vice President
                                               ---------------------


                                        COX TELEPHONY PARTNERSHIP,
                                        as General Partner

                                        By:  Cox Communications Wireless,
                                              Inc.,
                                             Its Managing General Partner

                                        By: /s/ David M. Woodrow
                                            ------------------------

                                        Title: Vice President
                                               ---------------------
                                      -2-